                                                                   Exhibit 10.19

                                 AMENDMENT NO. 2
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

          This AMENDMENT NO. 2, dated as of March 31, 2006 (this "Amendment"), amends the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 20, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among SPIRIT AEROSYSTEMS, INC. (f/k/a MID-WESTERN AIRCRAFT SYSTEMS, INC.), a Delaware corporation (the "U.S. Borrower"); SPIRIT AEROSYSTEMS HOLDINGS, INC. (f/k/a MID-WESTERN AIRCRAFT SYSTEMS HOLDINGS, INC.), a Delaware corporation (the "Parent Guarantor"); ONEX WIND FINANCE LP, a Delaware limited partnership (the "Additional Borrower"); the financial institutions listed on Schedule 2.01 thereto, as such Schedule may from time to time be supplemented and amended (the "Lenders"); CITICORP NORTH AMERICA, INC. ("CNAI"), as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, and as collateral agent (in such capacity, the "Collateral Agent"); CITIGROUP GLOBAL MARKETS INC. ("CGMI"), as sole lead arranger and bookrunner (in such capacity, the "Lead Arranger"); THE BANK OF NOVA SCOTIA and ROYAL BANK OF CANADA, as co-arrangers (the "Co-Arrangers") and as co-syndication agents (the "Co-Syndication Agents"); THE BANK OF NOVA SCOTIA, as Issuing Bank; and EXPORT DEVELOPMENT CANADA and CAISSE DE DEPOT ET PLACEMENT DU QUEBEC, as co-documentation agents (the "Co-Documentation Agents"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement. Capitalized terms defined herein shall be deemed to be defined in the Credit Agreement for all purposes.

                                   WITNESSETH:

          WHEREAS, Borrowers have requested that the Lenders amend the Credit Agreement to effect the changes described below;

          WHEREAS, Section 10.08 of the Credit Agreement permits the Credit Agreement to be amended from time to time;

          WHEREAS, Borrowers have requested that the Lenders consent to this Amendment for the purposes set forth in this Amendment.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which hereby acknowledged), the parties hereto hereby agree as follows:

          SECTION ONE Amendments. The Credit Agreement is, effective as of the Amendment Effective Date (as defined below), hereby amended as follows:

          (a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following prevision at the end of the definition of "Commitment":

          ", and any Commitment to make Revolving Loans extended by such Lender as provided in Section 2.21"

          (b) Section 1.01 of the Credit Agreement is hereby amended by deleting the term "and" at the end of clause (j) of the definition of "Consolidated EBITDA" and inserting the following new clause (1) immediately after clause
     (k):

          "(1) costs and expenses incurred in connection with the U.K. Acquisition paid or invoiced on or before December 31, 2006 (not to exceed $6.0 million); and"

          (c) Section 1.01 of the Credit Agreement is hereby amended by inserting the following provision at the end of the definition of "Revolving Loans":

          "(and shall include any Loans contemplated by Section 2.21)"

          (d) Section 1.01 of the Credit Agreement is hereby amended by inserting the term "and any Subsidiaries of the U.S. Borrower" immediately after the term "the other Loan Parties" and deleting the term "relating to any Loans", in each case in clause (c) of the definition of "Obligations," and adding the term "or in respect of overdrafts and related liabilities owed to any Qualified Counterparty, arising from treasury, depositary and cash management services or in connection with any automated clearinghouse or Bank Automated Clearing System transfer of funds" at the end of such clause.

          (e) Section 1.01 of the Credit Agreement is hereby amended by deleting the tern "relating to any Loans" and inserting the term "or other obligation described in clause (c) of the definition of `Obligations'" after each occurrence of the term "Hedging Agreement", in each case in the definition of "Qualified Counterparty."

          (f) Section 1.01 of the Credit Agreement is hereby amended by inserting the following provision in the definition of "Revolving Credit Commitment" immediately following the term "Swingline Loans hereunder":

          "(including without limitation by virtue of an Increase Joinder)"

          (g) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in alphabetical order:

          "Increase Effective Date" shall have the meaning assigned to such term in Section 2.21(a).

          "Increase Joinder" shall have the meaning assigned to such term in
          Section 2.21(c).

          "Post-Increase Revolving Lenders" shall have the meaning assigned to such term in Section 2.21(d).

          "Pre-Increase Revolving Lenders" shall have the meaning assigned to such term in Section 2.21(d).

          "U.K. Acquisition" shall mean the acquisition by the U.K. Subsidiary of the Aerostructures business of BAE Systems plc for an aggregate purchase price not to exceed (pound)80,000,000 plus the amount of any working capital adjustment payable pursuant to the acquisition documentation relating thereto and any normal utility and property tax adjustments associated with the purchase of real property.

          "U.K. Subsidiary" shall mean Spirit Aerosystems (Europe) Limited, a corporation organized under the laws of the United Kingdom.

          (h) Section 2.01(a) of the Credit Agreement is hereby amended by deleting the term "(B) the Aggregate Revolving Credit Exposure would exceed $50.0 million prior to the time that at least $50.0 million has been borrowed under the Seller Loan Agreement" and replacing it with the following:

          "(B) the aggregate Available Revolving Credit Commitment is less than $50.0 million prior to the time that at least $50.0 million has been borrowed under the Seller Loan Agreement"

          (i) Section 2.06(b) of the Credit Agreement is hereby amended by deleting the term "(iii) prior to the time that at least $50.0 million has been borrowed under the Seller Loan Agreement, the Aggregate Revolving Credit Exposure shall not exceed $50.0 million" and replacing it with the following:

          "(iii) prior to the time that at least $50.0 million has been borrowed under the Seller Loan Agreement, the Available Revolving Credit Commitment shall not be less than $50.0 million"

          (j) Section 2.21 shall be inserted immediately after Section 2.20 of the Credit Agreement as follows:

               (a) Borrower Request. U.S. Borrower may by written notice to the Administrative Agent elect to request prior to the Revolving Credit Maturity Date, an increase to the existing Revolving Credit Commitment by an amount not in excess of $75,000,000 in the aggregate. Each such notice shall specify (i) the date (each, an "Increase Effective Date") on which U.S. Borrower proposes that the increased Revolving Credit Commitment shall be effective, which shall be a date not less than 10 Business Days after the date on which such notice is delivered to the Administrative Agent and (ii) the identity of each Eligible Assignee to whom U.S. Borrower proposes any portion of such increased Revolving Credit Commitment be allocated and the amounts of such allocations; provided that any existing Lender approached to provide all or a portion of the increased Revolving Credit Commitment may elect or decline, in its sole discretion, to provide such increased Revolving Credit Commitment.

               (b) Conditions. The increased Revolving Credit Commitment shall become effective, as of such Increase Effective Date; provided that:

                    (1) each of the conditions set forth in Section 4.02 shall be satisfied;

                    (2) no Default shall have occurred and be continuing or
               would result from the borrowings made on the Increase Effective Date, if any;

                    (3) U.S. Borrower shall deliver or cause to be delivered any legal opinions or other documents reasonably requested by the Administrative Agent in connection with any such transaction; and

                    (4) U.S. Borrower shall deliver mortgage amendments
               sufficient to cover the full amount of the increase of the Revolving Credit Commitments, pursuant to documentation reasonably satisfactory to the Agents.

               (c) Terms of New Loans and Commitments. The terms and provisions of Revolving Loans made pursuant to increased Revolving Credit Commitments shall be identical to the Revolving Loans.

               The increased Revolving Credit Commitments shall be effected by a joinder agreement (the "Increase Joinder") executed by U.S. Borrower, the Administrative Agent and each Lender making such increased Revolving Credit Commitment, in form and substance satisfactory to each of them. The Increase Joinder may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section
          2.21. In addition, unless otherwise specifically provided herein, all references in Loan Documents to Revolving Loans shall be deemed, unless the context otherwise requires, to include references to Revolving Loans made pursuant to increased Revolving Credit Commitments made pursuant to this Agreement.

               (d) Adjustment of Revolving Loans. Each of the Revolving Lenders having a Revolving Commitment prior to such Increase Effective Date (the "Pre-Increase Revolving Lenders") shall assign to any Revolving Lender which is acquiring a new or additional Revolving Commitment on the Increase Effective Date (the "Post-Increase Revolving Lenders"), and such Post-Increase Revolving Lenders shall purchase from each Pre-Increase Revolving Lender, at the principal amount thereof, such interests in the Revolving Loans and participation interests in LC Exposure and Swingline Loans outstanding on such Increase Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans and participation interests in LC Exposure and Swingline Loans will be held by Pre-Increase Revolving Lenders and

          Post-Increase Revolving Lenders ratably in accordance with their Revolving Commitments after giving effect to such increased Revolving Commitments.

               (e) Equal and Ratable Benefit. The Revolving Credit Commitment established pursuant to this paragraph shall constitute Revolving Credit Commitments under, and shall be entitled to all the benefits afforded by, this Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Security Documents. The Loan Parties shall take any actions reasonably required by the Administrative Agent to ensure and/or demonstrate that the Lien and security interests granted by the Security Documents continue to be perfected under the UCC or otherwise after giving effect to the establishment of any such increased Revolving Credit Commitment.

          (k) Section 6.03(d) of the Credit Agreement is hereby amended by adding the following provision at the end of such clause immediately after the term "Section 6.04(x)":

               "or (xvi)".

          (l) Section 6.04 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (xiv) and replacing "." at the end of clause (xv) with "; and", and inserting new clause (xvi) immediately thereafter as follows:

               "(xvi) the consummation of the U.K. Acquisition on or prior to April 30, 2006."

          (m) Section 10.08(c)(ix) of the Credit Agreement is hereby amended by adding the following provision immediately after the term "this Agreement":

               "pursuant to Section 2.21 or"

          The Security Agreement is, effective as of the Amendment Effective Date (as defined below), hereby amended as follows:

               (a) Recital D of the Security Agreement is hereby amended by deleting the term "relating to Loans."

          SECTION TWO Consent. Pursuant to Section 10.3 of Subordination and Intercreditor Agreement, the Lenders party hereto hereby consent to the Collateral Agent's execution of an amendment to the Subordination and Intercreditor Agreement to conform the definition of "Senior Obligations" therein to the amendment to the definition of "Obligations" and to conform the definition of "Qualified Counterparty" therein to the amendment to the definition of the same term, in each case pursuant to Section I of this Amendment.

          SECTION THREE Conditions to Effectiveness. This Amendment shall become effective on and as of the first date (the "Amendment Effective Date") on which all of the following conditions precedent shall have been satisfied in full:

          (a) The Administrative Agent shall have received (i) counterparts of this Amendment executed by each of the Borrowers and the Parent Guarantor and (ii) executed Amendment Addenda (in the form attached hereto as Exhibit
     A) from a number of Lenders sufficient to constitute the Requisite Lenders; provided that Section 1(d) and Section 2 of this Amendment shall not be effective until the Administrative Agent shall have received executed Amendment Addenda from a number of Lenders sufficient to constitute the Supermajority Senior Lenders (as defined in the Subordination and Intercreditor Agreement) and the requisite Subordinated Lenders under the Subordination and Intercreditor Agreement.

          (b) The representations and warranties set forth in Article III of the Credit Agreement and in the other Loan Documents shall be on and as of the Amendment Effective Date true and correct in all material respects (except that any representation or warranty that is qualified as to "materiality" or "Material Adverse Effect" shall be true and correct in all respects) with the same effect as if then made (unless expressly stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that any representation or warranty that is qualified as to "materiality" or "Material Adverse Effect" shall be true and correct in all respects) as of such earlier date).

          (c) As of the Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing.

          SECTION FOUR Representations and Warranties; Covenants. In order to induce the Requisite Lenders to enter into this Amendment, the Borrowers and the Parent Guarantor jointly and severally represent and warrant to each of the Lenders that both before and after giving effect to this Amendment: (a) no Default or Event of Default has occurred and is continuing, (b) all of the representations and warranties set forth in Article III of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except that any representation and warranty that is qualified as to "materiality" or "Material Adverse Effect" is true and correct in all respects) on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and (c) all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP) of the Agents in connection with this Amendment, to the extent invoiced, will be promptly reimbursed or paid by the Borrowers.

          SECTION FIVE Reference to and Effect on the Credit Agreement. Other than as specifically provided in thus Amendment, this Amendment shall not operate as a waiver or amendment of any right, power or privilege of the Lenders or the Secured Parties under the Credit Agreement or any other Loan Document or of any other term or condition of the Credit Agreement or any other Loan Document, nor shall the entering into of this Amendment preclude the Lenders from refusing to enter into any further waivers or amendments with respect to the Credit Agreement or any other Loan Document. All references to the Credit Agreement in any document, instrument, agreement, or writing shall from and after the Amendment Effective Date be deemed to refer to the Credit Agreement as amended by this Amendment and references in the Credit Agreement to "this Agreement," "hereunder," "herein," or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

          SECTION SIX Acknowledgements. Each of the Loan Parties hereby (i) expressly acknowledges the terms of this Amendment, (ii) ratifies and affirms its obligations under the Loan Documents to which it is a party (including without limitation the Guarantee Agreement and Security Documents and Liens and security interests granted thereunder) and (iii) acknowledges its continued liability under each Loan Document to which it is a party and agrees that such Loan Documents remain in full force and effect, including with respect to the Obligations.

          SECTION SEVEN Amendment Addenda; Execution in Counterparts. Each Lender to become a party to this Amendment shall do so by delivering to the Administrative Agent an Amendment Addendum in the form attached hereto as Exhibit A (each, an "Amendment Addendum") duly executed by such Lender and the Administrative Agent. References in this Amendment to "this Amendment," "hereunder," "herein," or words of like import shall mean and be a reference to this Amendment and each such executed Lender Addendum.

          This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION EIGHT Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          SECTION NINE Headings. The various headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                            [Signature Pages Follow]

          IN WITNESS THEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers as of the day and year first above written.

                                        SPIRIT AEROSYSTEMS, INC. (f/k/a
                                        MID-WESTERN AIRCRAFT SYSTEMS, INC.), as
                                        U.S. Borrower


                                        By: /s/ Ulrich Schmidt
                                            ------------------------------------
                                        Name: Ulrich Schmidt
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                        SPIRIT AEROSYSTEMS HOLDINGS, INC. (f/k/a
                                        MID-WESTERN AIRCRAFT SYSTEMS HOLDINGS,
                                        INC.),
                                        as Parent Guarantor


                                        By: /s/ Nigel Wright
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ONEX WIND FINANCE LP, as Additional
                                        Borrower

                                        By: 1648701 Ontario Inc., its General
                                            Partner


                                        By: /s/  Nigel Wright
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                        CITICORP NORTH AMERICA, INC., as Senior
                                        Administrative Agent and Senior
                                        Collateral Agent


                                        By: /s/ Hector Guenther
                                            ------------------------------------
                                        Name: Hector Guenther
                                        Title: Vice President

                                        Address:
                                        390 Greenwich Street
                                        New York, New York 10013
                                        Attention: Sandra Munoz
                                        Telecopy (212) 994-0961
                                        E-mail: sandra.m.mumoz@citigroup.com

                                                                       EXHIBIT A

                                    [Form of]
                               AMENDMENT ADDENDUM

          Reference is made to AMENDMENT NO. 2 TO THE AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 31, 2006 (the "Amendment"), amending the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 20, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among SPIRIT AEROSYSTEMS, INC. (f/k/a MID-WESTERN AIRCRAFT SYSTEMS, INC.), a Delaware corporation (the "U.S. Borrower"); SPIRIT AEROSYSTEMS HOLDINGS, INC. (f/k/a MID-WESTERN AIRCRAFT SYSTEMS HOLDINGS, INC.), a Delaware corporation (the "Parent Guarantor"); ONEX WIND FINANCE LP, a Delaware limited partnership (the "Additional Borrower"); the financial institutions listed on
Schedule 2.01 thereto, as such Schedule may from time to time be supplemented and amended (the "Lenders"); CITICORP NORTH AMERICA, INC. ("CNAI"), as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, and as collateral agent (in such capacity, the "Collateral Agent"); CITIGROUP GLOBAL MARKETS INC. ("CGMI"), as sole lead arranger and bookrunner (in such capacity, the "Lead Arranger"); THE BANK OF NOVA SCOTIA and ROYAL BANK OF CANADA, as co-arrangers (the "Co-Arrangers") and as co-syndication agents (the "Co-Syndication Agents"); THE BANK OF NOVA SCOTIA, as Issuing Bank; and EXPORT DEVELOPMENT CANADA and CAISSE DE DEPOT ET PLACEMENT DU QUEBEC, as co-documentation agents (the "Co-Documentation Agents")

          Upon execution and delivery of this Amendment Addendum by the parties hereto and upon receipt of executed Amendment Addenda from the Requisite Lenders as provided in Section 10.08 of the Credit Agreement, the undersigned hereby becomes a party to the Amendment, effective as of the date hereof.

          THIS AMENDMENT ADDENDUM SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          This Amendment Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment Addendum to be duly executed and delivered by their proper and duly authorized officers as of the date of the Amendment first set forth above.

                                        [                                     ],
                                         -------------------------------------
                                        as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        [If second signature is necessary:]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------